                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              AVID TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             AVID TECHNOLOGY, INC.
                              AVID TECHNOLOGY PARK
                                 ONE PARK WEST
                         TEWKSBURY, MASSACHUSETTS 01876

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 7, 2000

    The Annual Meeting of Stockholders of Avid Technology, Inc. (the "Company") will be held on Wednesday, June 7, 2000, at BankBoston, 100 Federal Street, Boston, Massachusetts at 10:00 a.m., local time, to consider and act upon the following matters:

    1. To elect two Class I Directors to serve for the ensuing three years.

    2. To approve an amendment of the Company's 1996 Employee Stock Purchase
       Plan.

    3. To approve an amendment of the Company's 1993 Director Stock Option Plan.

    4. To approve an amendment of the Company's 1997 Stock Incentive Plan.

    5. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on April 17, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

    All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          ETHAN E. JACKS

                                          SECRETARY

Tewksbury, Massachusetts
April 27, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                             AVID TECHNOLOGY, INC.
                              AVID TECHNOLOGY PARK
                                 ONE PARK WEST
                         TEWKSBURY, MASSACHUSETTS 01876

  PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7,
                                      2000

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avid Technology, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 7, 2000 and at any adjournments of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

    This Proxy Statement, together with the Company's Annual Report to Stockholders for 1999, is being mailed to stockholders on or about April 27, 2000.

VOTING SECURITIES AND VOTES REQUIRED

    At the close of business on April 17, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 28,040,526 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

    Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented and voting at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting is required to approve the proposed amendments of the Company's 1996 Employee Stock Purchase Plan, the Company's 1993 Director Stock Option Plan and the Company's 1997 Stock Incentive Plan and to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

    Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will not affect the voting on items submitted to the stockholders for approval at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of January 31, 2000, with respect to the beneficial ownership of the Company's Common Stock by
(i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group:

                                                              NUMBER OF SHARES     PERCENTAGE OF
                                                                BENEFICIALLY       COMMON STOCK
BENEFICIAL OWNER                                                  OWNED(1)       OUTSTANDING(1)(2)
----------------                                              ----------------   -----------------
Bluewater Investment Management, Inc. (3)...................     2,176,510              7.9%
  150 King Street, West
  Toronto, Ontario, Canada M5H 1J9
Microsoft Corporation.......................................     2,394,813              8.7%
  One Microsoft Way
  Redmond, WA 98052
Mellon Financial Corporation (4)............................     1,791,352              6.5%
  One Mellon Bank Center
  500 Grant Street
  Pittsburgh, PA 15258
Charles T. Brumback (5).....................................        41,995                 *
Peter C. Gotcher (6)........................................       360,354              1.3%
Robert M. Halperin (7)......................................         4,500                 *
Nancy Hawthorne (7).........................................        15,813                 *
Roger J. Heinen, Jr. (7)....................................        12,500                 *
William J. Warner...........................................       190,000                 *
William L. Flaherty (8).....................................       126,517                 *
William J. Miller (9).......................................       438,232              1.6%
David R. Froker (10)........................................        57,953                 *
David Krall (11)............................................        58,898                 *
Judith Oppenheim (12).......................................        82,266                 *
Carol Reid (13).............................................        12,513                 *
Clifford A. Jenks...........................................         7,951                 *
David E. Olson..............................................             0                --
All directors and executive officers as a group (15 persons)     1,416,992              5.0%
  (14)......................................................

------------------------

*   Less than 1%

(1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Unless otherwise indicated, each person listed above has sole voting and/or investment power with respect to the shares listed. Any reference in the footnotes below to shares subject to stock options held by the person or entity in question relates only to stock options which were exercisable on, or within 60 days after, January 31, 2000.

(2) In calculating the percent of the Company's Common Stock beneficially owned by each person or entity listed, the number of shares deemed outstanding consists of the 27,429,569 shares actually outstanding as of January 31, 2000, plus, for that person or entity only, any shares subject to options that were exercisable on, or within 60 days after, January 31, 2000.

(3) Beneficial ownership as reported in an amendment to a Schedule 13G filed with the Securities and Exchange Commission (the "Commission") in January 2000.

(4) Beneficial ownership as reported in an amendment to a Schedule 13G filed with the Commission in January 2000.

(5) Includes 40,995 shares subject to stock options.

(6) Includes 60,050 shares subject to stock options.

(7) Consists of shares subject to stock options.

(8) Includes 91,250 shares subject to stock options and 3,000 shares held by Mr. Flaherty as custodian for his children.

(9) Includes 344,376 shares subject to stock options.

(10) Includes 56,267 shares subject to stock options.

(11) Includes 36,563 shares subject to stock options.

(12) Includes 61,251 shares subject to stock options.

(13) Includes 10,938 shares subject to stock options and 300 shares held by Ms. Reid's spouse. Ms. Reid disclaims beneficial ownership of the shares held by her spouse.

(14) Includes 742,003 shares subject to stock options.

                             ELECTION OF DIRECTORS

    The Company's Board of Directors consists of three classes (designated Class I, Class II and Class III Directors), with members of each class holding office for overlapping three-year terms. In October and December 1999, respectively, William J. Miller, a Class III Director, and Lucy S. Salhany, a Class III Director, resigned from the Board of Directors. In February 2000, Daniel Langlois, a Class I Director, also resigned from the Board of Directors.

    The persons named in the enclosed proxy will vote to elect Charles T. Brumback and Nancy Hawthorne as Class I Directors, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve if elected, but if any or all of the nominees should be unable or unwilling to serve, proxies may be voted for substitute nominee(s) designated by the Board of Directors.

DIRECTORS

    Set forth below regarding each continuing director and each of the nominees is each such person's name, age, positions with the Company, principal occupation, business experience during at least the past five years and the names of other publicly held corporations of which such director (including the three nominees for Class I Directors) serves as a director and the year during which each such person first became a director of the Company.

NOMINEES

           CLASS I DIRECTORS (TERMS TO EXPIRE AT 2003 ANNUAL MEETING)

    Charles T. Brumback, 71, became a director of the Company in April 1996.
Mr. Brumback was Chairman of Tribune Company ("Tribune") from January 1993 to December 1995 and Chief Executive Officer from August 1990 to May 1995. Previously, he served as President and Chief Operating Officer of Tribune and President and Chief Executive Officer of Chicago Tribune Company. He served as a Tribune board member from 1981 through May 1996. Mr. Brumback is also a director of Spyglass, Inc.

    Nancy Hawthorne, 48, became a director of the Company in October 1997. Since October 1997, Ms. Hawthorne has been Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management. Previously, Ms. Hawthorne served as Executive Vice President--Enterprise Transformation at MediaOne, a telecommunications firm. She also served as Senior Vice President and Chief Financial Officer of MediaOne from 1992 to 1996. Ms. Hawthorne is also a director of Perini Corporation.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

            CLASS II DIRECTORS (TERMS EXPIRE AT 2001 ANNUAL MEETING)

    Peter C. Gotcher, 40, has served as a director since August 1995 and is a part-time employee of the Company. From January 1995 to April 1996, Mr. Gotcher was Executive Vice President and General Manager of Digidesign, the Company's Audio Division. From October 1983 to January 1995, Mr. Gotcher was President and Chief Executive Officer of Digidesign, Inc. Mr. Gotcher is also a director of iGo Corporation.

    Roger J. Heinen, Jr., 49, has served as a director since January 1998. Since March 1996, Mr. Heinen has been a private consultant to several software and technology companies. From January 1993 to March 1996 he was Senior Vice President, Developer Division with Microsoft Corporation. Previously,
Mr. Heinen held various management positions in software development, including Senior Vice President and General Manager, Software Division with Apple Computer, Inc. and Corporate Consulting Engineer with Digital Equipment Corporation. Mr. Heinen is also a director of ANSYS, Inc., MAPICS, Inc. and Progress Software Corporation.

           CLASS III DIRECTOR (TERM TO EXPIRE AT 2002 ANNUAL MEETING)

    Robert M. Halperin, 71, has served as a director since May 1991 and as Chairman of the Board since November 1999. Mr. Halperin was Vice Chairman of the Board of Raychem Corporation from April 1990 to November 1994. Prior to
April 1990, Mr. Halperin was President of Raychem Corporation. Mr. Halperin is also a director of Vitria Technology, Inc.

    William J. Warner, 45, the founder of the Company, has served as a director since the Company's inception in September 1987 and is a part-time employee of the Company. Mr. Warner was President and Chief Executive Officer of the Company from its inception through, respectively, May and September 1991. Since
January 1992, Mr. Warner has been Chairman of Wildfire Communications, Inc., a developer of personal communications products.

BOARD AND COMMITTEE MEETINGS

    The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's financial reporting and internal controls and policies, recommends the selection of the Company's independent auditors, reviews the overall plan and scope of the independent audit and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met five times during 1999. The current Audit Committee members are Mr. Brumback and Ms. Hawthorne.

    The Company has a standing Compensation Committee of the Board of Directors which reviews, and recommends to the Board for approval, the compensation programs for the Chief Executive Officer, other executive officers and key employees. The Compensation Committee also administers the Company's bonus and incentive plans and programs, including stock option and stock purchase plans. The Compensation Committee took action by written consent two times during 1999. The current members of the Compensation Committee are Messrs. Brumback and Halperin.

    The Company has a standing Nominating and Governance Committee of the Board of Directors which recommends nominees for director and reviews the corporate governance structure of the Company. The Nominating and Governance Committee held no meetings during 1999. The Nominating and Governance Committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to the Secretary of the Company, at the principal offices of the Company, who will forward such recommendations to the Nominating and Governance Committee for consideration. The current members of the Nominating and Governance Committee are Messrs. Brumback and Halperin.

    During 1999, the Board of Directors met 13 times. With the exception of Mr. Langlois, each director was present for at least 75% of the aggregate number of Board meetings and meetings held by all committees on which that director then served. Mr. Langlois was present at 69% of such meetings.

DIRECTORS' COMPENSATION

    The members of the Board of Directors who are not employees of the Company are each paid an annual retainer of $15,000 and a fee of $1,500 for each meeting attended. Under the Company's 1993 Director Stock Option Plan (the "Director Plan"), non-employee directors may elect to receive such amounts as options in lieu of cash. Such options are fully exercisable upon grant, have an exercise price equal to half of the fair market value of the Company's Common Stock on the date of grant, and cover a number of shares equal to the cash that would otherwise be payable divided by the exercise price. See "Amendment of 1993 Director Stock Option Plan--Summary of Director Plan."

    Under the Director Plan, members of the Board of Directors who are not officers or employees of the Company or any subsidiary of the Company receive an option to purchase 10,000 shares of Common Stock upon their initial election to the Board of Directors. In addition, each director receives an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided the director has then served a minimum of six months on the Board of Directors. Each option becomes exercisable in accordance with the vesting schedule determined for such option by the Board at the time of grant. See "Amendment of 1993 Director Stock Option Plan--Summary of Director Plan."

    The Company does not pay directors who are also employees in connection with their service on the Board of Directors. The Company reimburses all of its directors for their out-of-pocket expenses in connection with performing their duties as directors of the Company.

EXECUTIVE COMPENSATION

    The following table sets forth certain information for each of the last three fiscal years regarding the compensation of the two individuals who served as the Company's Chief Executive Officer in 1999 and six other executive officers as required under the rules of the Commission (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                            ---------------------------
                                                                                            SECURITIES
                                               ANNUAL COMPENSATION           RESTRICTED     UNDERLYING     ALL OTHER
               NAME AND                 ---------------------------------   STOCK AWARDS     OPTIONS      COMPENSATION
          PRINCIPAL POSITION              YEAR     SALARY ($)   BONUS ($)     ($) (1)      (SHARES) (#)     ($) (2)
          ------------------            --------   ----------   ---------   ------------   ------------   ------------
William L. Flaherty (4)...............    1999       315,000          --             --        60,000         4,800
  Acting Chief Executive Officer,         1998       285,000     350,550             --        80,000         3,168
  Senior Vice President of Finance,       1997       260,000     312,000        397,350        20,000         3,135
  Chief Financial Officer

William J. Miller (3).................    1999       467,452          --             --            --         4,800
  Former Chief Executive Officer          1998       475,008     730,325             --       160,000         3,168
                                          1997       425,000     595,000      1,324,500        60,000         3,135

David R. Froker.......................    1999       265,000     132,504             --        40,000         4,445
  Senior Vice President, General          1998       240,000     246,000             --        60,000         3,168
  Manager of Digidesign                   1997       215,000     209,625        264,900        20,000         2,426

David Krall...........................    1999       260,949     109,550        114,900       100,000         4,900
  President, Chief Operating Officer      1998       198,334     157,850             --        45,000         4,296
                                          1997       150,000      85,500        124,503        25,000         2,623

Judith Oppenheim......................    1999       230,000          --             --        22,500         4,313
  Senior Vice President Human             1998       200,000     205,000             --        35,000         2,805
  Resources and Corporate Services        1997       185,000     185,000        198,675        15,000         1,304

Carol Reid (5)........................    1999       176,613          --             --        15,000         4,458
  Vice President, Corporate Controller    1998        25,915      23,918             --        35,000            --

Clifford A. Jenks (6).................    1999       336,882          --             --            --         4,800
  Former President, Chief Operating       1998       350,000     466,375             --       120,000         2,434
  Officer                                 1997       275,000     330,000             --        20,000         1,362

David E. Olson(7).....................    1999       152,890     198,754             --            --         4,800
  Former Senior Vice President            1998       240,000     246,000             --        60,000         2,874
                                          1997       215,000     209,625        264,900        20,000         2,688

------------------------

(1) For each Named Executive Officer's compensation for 1997, represents the fair market value of shares of restricted stock when issued on June 26, 1997, less the par value purchase price per share. Such shares vest in five equal annual installments and may not be transferred until vested. Vesting of some such shares may accelerate by twelve months if the price of the Company's Common Stock exceeds $35.00 for 20 consecutive trading days and by an additional year if the price of the Company's Common Stock exceeds $60.00 for 20 consecutive trading days, in each case subject to certain additional limitations. For Mr. Krall's 1999 compensation, represents the fair market value of shares of restricted stock when issued on October 26, 1999, less the par value purchase price per share. Such shares vest in two installments of 4,000 and 6,000 shares on the first and second respective anniversaries of the date of grant, and may not be transferred until vested.

    The following numbers of shares of restricted stock held by each of the Named Executive Officers constitute all shares of restricted stock held by each at the end of fiscal 1999. The value of such shares is based on $13.0625 per share, the last sale price of the Company's Common Stock on December 31, 1999 as reported on the Nasdaq National Market.

                                                           SHARES (#)   VALUE ($)
                                                           ----------   ---------
Mr. Flaherty.............................................    12,676      168,064
Mr. Miller...............................................    42,920      560,213
Mr. Froker...............................................     7,873      102,762
Mr. Krall................................................    13,699      178,806
Ms. Oppenheim............................................     5,907       77,101
Ms. Reid.................................................         0           --
Mr. Jenks................................................    11,752      153,393
Mr. Olson................................................     3,874       50,565

(2) Constitutes a matching contribution under the Company's 401(k) Plan.

(3) Mr. Miller served as Chief Executive Officer and Chairman of the Board of the Company from April 1996 to October 1999 and served as President of the Company from September 1996 to February 1999.

(4) Mr. Flaherty joined the Company in September 1996, became Senior Vice President of Finance and Chief Financial Officer of the Company in January 1997 and became Treasurer of the Company in December 1997.
    Mr. Flaherty became the acting Chief Executive Officer of the Company in October 1999.

(5) Ms. Reid joined the Company in November 1998.

(6) Mr. Jenks became Senior Vice President of Worldwide Sales and Marketing in January 1997. Mr. Jenks served as Executive Vice President, General Manager of Editing and Effects Products from January 1998 until February 1999 and President and Chief Operating Officer from February 1999 until
    October 1999.

(7) Mr. Olson became Senior Vice President of Worldwide Operations of the Company and Chief Operating Officer of Digidesign in January 1997.
    Mr. Olson served as Senior Vice President and General Manager, Digital News Production from November 1997 until June 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 1999.

                                                  INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE VALUE
                        ----------------------------------------------------------------------     AT ASSUMED ANNUAL RATES
                                                PERCENT OF TOTAL                                  OF STOCK APPRECIATION FOR
                        NUMBER OF SECURITIES   OPTIONS GRANTED TO      EXERCISE                        OPTION TERM(4)
                         UNDERLYING OPTIONS    EMPLOYEES IN FISCAL      PRICE       EXPIRATION   ---------------------------
NAME                       GRANTED (#)(1)            YEAR(2)         ($/SHARE)(3)      DATE         5%($)          10%($)
----                    --------------------   -------------------   ------------   ----------   ------------   ------------
William L. Flaherty...         60,000                   2.33%           11.375        11/9/09       429,221       1,087,729
William J. Miller.....             --                      --               --             --            --              --
David R. Froker.......         40,000                   1.55%           11.375        11/9/09       286,147         725,152
David Krall...........        100,000                   3.88%           11.375        11/9/09       715,368       1,812,882
Judith Oppenheim......         22,500                   0.87%           11.375        11/9/09       160,958         407,898
Carol Reid............         15,000                   0.58%           11.375        11/9/09       107,305         271,932
Clifford A. Jenks.....             --                      --               --             --            --              --
David E. Olson........             --                      --               --             --            --              --

------------------------

(1) Options vest over a four-year period (25% on the first anniversary of the date of grant and thereafter in 12 equal quarterly installments).

(2) Based on grants of options to employees of the Company during 1999 to purchase up to an aggregate of 2,577,633 shares of Common Stock.

(3) Fair market value of the Company's Common Stock on the date of grant.

(4) Potential realizable value is based on an assumption that the market price of the Company's Common Stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the ten-year term. These values are calculated based on rules promulgated by the Commission and do not reflect the Company's estimate or projection of future stock price. Actual gains, if any, on stock option exercises will depend upon the future performance of the Company's Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

    The following table sets forth information regarding options exercised during the year ended December 31, 1999 by the Named Executive Officers.

                                  SHARES                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                 ACQUIRED                     UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT FISCAL
                                ON EXERCISE      VALUE      OPTIONS AT FISCAL YEAR-END       YEAR-END EXERCISABLE/
NAME                                (#)       REALIZED($)   EXERCISABLE/UNEXERCISABLE          UNEXERCISABLE($)*
----                            -----------   -----------   --------------------------   ------------------------------
William L. Flaherty...........        --            --              81,875/128,125               25,781/112,969
William J. Miller.............        --            --             315,000/155,000               77,344/ 35,156
David R. Froker...............                                      45,954/ 91,875                9,375/ 86,250
David Krall...................                                      31,876/136,561               10,547/177,538
Judith Oppenheim..............        --            --              49,376/ 51,874               14,649/ 46,757
Carol Reid....................        --            --               8,750/ 41,250                    0/ 25,313
Clifford A. Jenks.............                                      132,881/     0                35,449/     0
David E. Olson................     6,250        13,281                    0/     0                     0/     0

------------------------

* The per-share value of unexercised in-the-money options is calculated by subtracting the option exercise price from $13.0625, the last sale price of the Company's Common Stock on December 31, 1999 as reported on the Nasdaq National Market.

EMPLOYMENT AND OTHER AGREEMENTS

    The Company has employment agreements with certain of its executive officers, which provide certain severance benefits, including the payment of up to 12 months of such officer's base salary if the Company terminates such officer's employment other than for cause or if the officer terminates employment under certain limited circumstances. In addition, during the period from the first to the second anniversary after such a termination, the Company will pay the amount by which the officer's monthly base salary at the time of termination exceeds the monthly compensation from any new employer. The Company also has agreements with each such officer providing that, upon any termination of employment without cause or for good reason (as defined) within two years following a change in control, the officer will receive severance benefits of up to such officer's base salary plus the greater of (i) two times such officer's annual bonus or (ii) two times such officer's target bonus award for the year in which such termination occurred (grossed up to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code")) and any unvested options and restricted stock then held by such officer will become immediately vested and exercisable in full.

REPORT OF THE COMPENSATION COMMITTEE

    During 1999, the Compensation Committee of the Board of Directors (the "Committee") consisted of Mr. Halperin and Ms. Salhany. Ms. Salhany resigned from the Board of Directors in December 1999 and was replaced by Mr. Brumback. All members of the Committee are non-employee directors. The Committee establishes and administers the policies that govern both annual compensation and equity ownership. This report is submitted by the Committee (as comprised at the end of 1999) and addresses the Company's policies for fiscal 1999 as they apply to the Named Executive Officers.

    The Company uses its compensation program to achieve the following objectives:

    - To provide compensation that attracts, motivates and retains the best talent and highest caliber people to serve customers and achieve strategic objectives

    - To align management's interest with the success of the Company

    - To align management's interests with those of stockholders by including long-term equity incentives

    - To increase the profitability of the Company and, accordingly, increase stockholder value

    OVERVIEW. The Committee believes that its executive compensation program provides an overall level of compensation that is competitive in the computer-based digital editing industry and among companies of comparable size and complexity. At the beginning of each fiscal year, the Company establishes an annual salary plan for the Company's senior executive officers based on its review of salary data for executive officers at comparable companies. The Company's executive compensation program consists of base salary, annual incentive compensation, long-term equity incentives in the form of stock options and certain benefits, such as the Company's employee stock purchase program, medical and life insurance and 401(k) savings plans, which are generally available to all U.S.-based employees of the Company.

    SALARY. Base salary compensation is generally set within the range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar business and of comparable size. In addition to external market data, salary is determined by the Company's financial performance and the individual's performance based on predetermined non-financial objectives. Non-financial objectives include an individual's contribution to the Company as a whole, including his or her ability to motivate others, develop the skills necessary to grow as the

Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

    INCENTIVE COMPENSATION. The Executive Variable Compensation Program was the Company's incentive program for executive officers in 1999. The primary purpose of the program was to provide cash incentives to executives to achieve the financial goals established by the Company at the beginning of 1999. Cash bonuses were paid under the program based on the Company's return on invested capital, which consists of operating income as a percentage of total invested capital, earnings growth rate and revenue growth rate. For purposes of the program, total invested capital consists of total non-cash assets minus interest bearing debt. Cash bonuses for 1999 awarded to executive officers of the Company, including those received by certain Named Executive Officers as described in the Summary Compensation Table under "Executive Compensation," were determined objectively based on return on invested capital, earnings growth and revenue growth rate for fiscal 1999. Mr. Olson's bonus was also determined in connection with his severance from the Company.

    LONG-TERM INCENTIVE COMPENSATION. Long-term incentive compensation, in the form of stock options, grants of restricted stock and offerings under the Company's stock purchase plan, helps to align the interests of management and stockholders and enables executives to develop a long-term stock ownership position in the Company.

    In light of an extremely competitive labor market, the Committee, at the time of this report, was in the process of reviewing a range of equity incentive alternatives for all employees. These alternatives include, but are not limited to, additional stock option grants and restricted stock grants.

    STOCK OPTIONS. In addition to considering an executive's past performance, the Company's desire to retain an individual is of paramount importance in the determination of stock option grants. In order to encourage key employees to continue in the employ of the Company and to motivate such employees to improve long-term stock market performance, stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant and generally vest over a four-year period, although, following the Company's restructuring in November 1999, the Company granted a significant number of options which vest over a two-year period. In 1999, the Company granted options to purchase up to an aggregate of 300,000 shares of Common Stock to six executive officers of the Company, including the Named Executive Officers.

    EMPLOYEE STOCK PURCHASE PLAN. The Company's employee stock purchase program, which is available to virtually all employees, including executive officers, allows participants to purchase shares of the Company's Common Stock at a 15 percent discount from the fair market value of the Common Stock at the beginning or end of the applicable purchase period. See "Amendment of 1996 Employee Stock Purchase Plan--Summary of the 1996 Plan."

    COMPENSATION OF CHIEF EXECUTIVE OFFICERS. As the Company's Chief Executive Officer from January 1999 to October 1999, William J. Miller received salary compensation of $467,452. Mr. Miller's annual salary for 1999 was determined based on an assessment of comparative industry salaries using established executive compensation surveys. Mr. Miller did not receive any bonus compensation for 1999.

    As the Company's Acting Chief Executive Officer from October 1999 to December 1999 and Senior Vice President, Finance and Chief Financial Officer during all of 1999, William L. Flaherty received $315,000 in salary compensation. Mr. Flaherty did not receive any bonus compensation for 1999. In November 1999, in connection with his becoming Acting Chief Executive Officer, the Company granted Mr. Flaherty an option to purchase up to 60,000 shares of Common Stock at $11.375 per share. These shares vest and become exercisable in 25% increments every six months from the date of grant. The Committee believes that this option provides an appropriate long-term incentive for continued efforts on behalf of the Company.

    IMPACT OF SECTION 162(m) OF THE INTERNAL REVENUE CODE. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over one million dollars paid to a corporation's chief executive officer or any of its other four most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the stock options granted to its executive officers in a manner that is intended to avoid disallowances under Section 162(m). However, the Committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the limit when the Committee believes such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and the officer's performance.

                                        COMPENSATION COMMITTEE

                                        Robert M. Halperin
                                        Charles T. Brumback

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee in 1999 were Mr. Halperin and Ms. Salhany, neither of whom is an employee of the Company. No executive officer of the Company is a member of the compensation committee of another corporation or other entity (or other persons serving an equivalent function for such entity) whose executive officers served on the Company's Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on its review of copies of reports filed by persons required to file such reports with respect to beneficial ownership of securities of the Company ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and written representations from certain Reporting Persons, the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act, with the exception of Ms. Oppenheim, who inadvertently failed to file a report on Form 5 with respect to an annual report of her holdings on a timely basis.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Common Stock of the Company during the period from March 11, 1993 (the date on which the Company's Common Stock became registered under Section 12 of the Securities Act of 1933, as amended) to December 31, 1999 with the cumulative total return of (i) the Nasdaq National Market Index and (ii) a Peer Group Index* over the same period. This comparison assumes the investment of $100 on March 11, 1993 in the Company's Common Stock, the Nasdaq National Market Index and the Peer Group Index and assumes dividends, if any, are reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     12/30/94  12/29/95  12/31/96  12/31/97  12/31/98  12/31/99
AVID TECHNOLOGY,
INC.                   100.00     59.14     32.30     83.27     72.76     40.66
SIC CODE INDEX         100.00    101.03    102.94    100.50    108.66    412.11
NASDAQ MARKET INDEX    100.00    129.71    161.18    197.16    278.08    490.46

DOLLARS

------------------------

* Peer Group Index reflects the stock performance of the 63 publicly traded companies which comprise the SIC Code Index 3663 (Radio and Television Broadcasting and Communications Equipment).

                 AMENDMENT OF 1996 EMPLOYEE STOCK PURCHASE PLAN

    The Company's 1996 Employee Stock Purchase Plan (the "1996 Plan") currently provides for the issuance of up to 700,000 shares of Common Stock. The Board of Directors voted to amend the 1996 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 500,000 shares to 1,200,000 shares of Common Stock. The Board of Directors' primary reason for adopting the amendment was to enhance the Company's ability to attract, retain and motivate qualified employees. The following summary of the 1996 Plan is qualified in all respects by reference to the full text of the 1996 Plan, which is available upon request to the Secretary of the Company.

SUMMARY OF THE 1996 PLAN

    Under the 1996 Plan, the Company conducts offerings ("Offerings") to employees to purchase Common Stock. Offerings under the 1996 Plan commence on February 1 and August 1 and terminate, respectively, on July 31 and January 31. During each Offering, the maximum number of shares which may be purchased by a participating employee equals six percent of such employee's annualized compensation (for the immediately preceding six-month period) divided by the Offering Commencement Price, as defined below, provided, that in no event may an employee purchase a number of shares which exceeds $25,000 divided by the fair market value of a share of the Company's Common Stock on the Offering date. An employee may elect to have up to ten percent deducted from his or her regular salary for this purpose. The price at which an employee's option is exercised is the lower of (i) 85% of the last sale price of the Common Stock on the Nasdaq National Market (the "last sale price") on the day that the Offering commences (the "Offering Commencement Price") or (ii) 85% of the last sale price on the day that the Offering terminates. The last sale price of the Company's Common Stock on March 30, 2000 was $18.00 per share, as reported on the Nasdaq National Market.

    In the event of a "continuity of control" merger with another corporation (a merger whereby the holders of capital stock of the Company immediately prior to such merger hold at least 80% of the voting power of the capital stock of the surviving corporation after the merger), the holder of each purchase option then outstanding would be entitled to receive at the end of the Offering the equivalent number of securities or property which holders of Common Stock were entitled to receive upon consummation of such merger. In the event of a merger that is not a "continuity of control" merger, or in connection with a sale of all or substantially all of the assets of the Company, the Board of Directors or the Compensation Committee may (i) terminate all outstanding purchase options and refund all payroll deductions, (ii) provide notice to all plan participants and allow them to exercise their purchase options before the date such transaction will become effective, or (iii) provide that, in lieu of Common Stock, plan participants will receive an appropriate amount of the stock, securities or other property that holders of Common Stock will receive for their shares of Common Stock in the transaction.

    The Board of Directors or the Compensation Committee may at any time terminate or amend the 1996 Plan. However, if stockholder approval of an amendment is required by Section 423 of the Code, such amendment may not be effected without such stockholder approval. The 1996 Plan requires that all amounts in the accounts of participating employees be promptly refunded upon termination of the 1996 Plan.

    The 1996 Plan is not qualified under Section 401(a) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

    See APPENDIX A to this Proxy Statement for a discussion of the material U.S. federal income tax consequences of the 1996 Plan.

BOARD RECOMMENDATION

    The Board of Directors believes that the approval of the amendment of the 1996 Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

                  AMENDMENT OF 1993 DIRECTOR STOCK OPTION PLAN

    The Company's 1993 Director Stock Option Plan (the "Director Plan") currently provides for the issuance of up to 220,000 shares of Common Stock. The Board of Directors voted to amend the Director Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 250,000 shares to 470,000 shares of Common Stock. The Board of Directors' primary reason for adopting the amendment to the Director Plan was to enhance the Company's ability to attract, retain and motivate outside directors to serve and remain as directors of the Company. The following summary of the Director Plan is qualified in all respects by reference to the full text of the Director Plan, which is available upon request to the Secretary of the Company.

SUMMARY OF THE DIRECTOR PLAN, AS AMENDED

    The Director Plan provides for the grant of non-statutory stock options (the "Options") not entitled to special tax treatment under Section 422 of the Code. As of April 17, 2000, an aggregate of 51,264 shares were available for issuance under the Director Plan, options for an aggregate of 116,000 shares had been granted to non-employee directors under the plan and options for 20,000 shares, 10,000 shares each will be granted to Mr. Brumback, and Ms. Hawthorne, the nominees for director at the annual meeting.

    INITIAL AND ANNUAL STOCK OPTIONS. Upon the initial election of any non-employee director as a director of the Company, the Company grants to such director an Option to purchase 10,000 shares of Common Stock. On the date of each annual meeting of stockholders of the Company, the Company grants to each non-employee director who has served for at least six months an Option to purchase an additional 10,000 shares of Common Stock. The exercise price is equal to the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market on the date of the grant. The Director Plan permits payment of the exercise price of Options through payment by cash, check or through a broker by an irrevocable undertaking by the broker to deliver promptly to the Company sufficient funds to pay the exercise price. The Board of Directors determines the vesting schedule of such Options at the time of grant.

    ELECTIVE STOCK OPTIONS. In lieu of annual retainers and/or meeting fees, non-employee directors of the Company may elect to receive an immediately vested Option to purchase shares of the Company's Common Stock at half of the fair market value on the date of grant. The number of shares subject to the Option is equal to the cash amount that would otherwise have been received by the director divided by the exercise price. The Director Plan provides that the election to receive the annual retainer and/or meeting fees as an Option in lieu of cash must be made before the beginning of the taxable year in which the compensation is payable, except that in the first year in which a non-employee director becomes eligible to participate in the Director Plan, the election must be made within 30 days after the date the non-employee director becomes eligible. Such election will apply only to payments made after the date of the election.

    ADMINISTRATION. The Director Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Director Plan and to interpret the provisions of the Director Plan. The Board of Directors is required to make appropriate adjustments in connection with the Director Plan and any outstanding Options to reflect stock dividends, stock splits and certain other events. In the event of a Change in Control (as defined in the Director
Plan), all Options outstanding as of the date of such Change in Control become exercisable in full. If any Option expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Option will again be available for grant under the Director Plan.

    AMENDMENT. The Board of Directors may at any time amend, suspend or terminate the Director Plan; provided, however, that without approval of the stockholders, the Company may not change the number of shares subject to the Director Plan (except in the case of a change in the Common Stock of the Company), change the designation of the class of directors eligible to receive Options, or materially increase the benefits accruing to participants under the Director Plan.

    The Director Plan is not qualified under Section 401(a) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

    See APPENDIX B to this Proxy Statement for a discussion of the material U.S. federal income tax consequences of the Director Plan.

BOARD RECOMMENDATION

    The Board of Directors believes that the approval of the amendment of the Director Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

                     AMENDMENT OF 1997 STOCK INCENTIVE PLAN

    The Company's 1997 Stock Incentive Plan (the "1997 Plan") currently provides for the issuance of up to 2,000,000 shares of Common Stock. The Board of Directors voted to amend the 1997 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 500,000 shares to 2,500,000 shares of Common Stock. The Board of Directors' primary reason for adopting the amendment to the 1997 Plan was to enhance the Company's ability to attract, retain and motivate qualified employees. The following summary of the 1997 Plan is qualified in all respects by reference to the full text of the 1997 Plan, which is available upon request to the Secretary of the Company.

SUMMARY OF THE 1997 PLAN

    The 1997 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively, "Awards").

    INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Incentive stock options, however, and options intended to qualify as performance-based compensation under
Section 162(m) of the Code, may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company). The 1997 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

    RESTRICTED STOCK AWARDS. Awards of restricted stock entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. As of April 17, 2000, 366,446 shares of restricted stock were outstanding. A maximum of 383,554 additional shares may be issued as restricted stock under the 1997 Plan.

    OTHER STOCK-BASED AWARDS. Under the 1997 Plan, the Board has the right to grant other Awards, including Awards of unrestricted Common Stock and Awards, the value of which is based upon the value of Common Stock (such as securities convertible into Common Stock and stock appreciation rights), having such terms and conditions as the Board may determine.

    ELIGIBILITY TO RECEIVE AWARDS. Officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1997 Plan. Currently, however, the Code provides that incentive stock options may be granted only to employees. The maximum number of shares with respect to which Awards may be granted to any participant under the 1997 Plan may not exceed 300,000 shares per calendar year.

    As of April 17, 2000, approximately 1,500 persons were eligible to receive Awards under the 1997 Plan, including the Company's executive officers and non-employee directors. The granting of Awards under the 1997 Plan is discretionary and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

    On March 30, 2000, the last reported sale price of the Company Common Stock on the Nasdaq National Market was $18.00 per share.

    ADMINISTRATION. The 1997 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1997 Plan and to interpret the provisions of the 1997 Plan. Pursuant to the terms of the 1997 Plan, the Board of Directors may delegate authority under the 1997 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. The Board has appointed the Compensation Committee to administer certain aspects of the 1997 Plan. Subject to any applicable limitations contained in the 1997 Plan, the Board of Directors, the Compensation Committee, or any other committee or executive officer to whom the Board delegates authority, selects the recipients of Awards and determines
(i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options,
(iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

    The Board of Directors is required to make appropriate adjustments in connection with the 1997 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation or other Acquisition Event (as defined in the 1997 Plan), the Board of Directors is authorized to provide for outstanding Options or other stock-based Awards to be assumed or substituted for, to accelerate the Awards to make them fully exercisable prior to consummation of the Acquisition Event or, if cash is to be received by holders of Common Stock on consummation of the Acquisition Event, to provide for a cash out of the value of any outstanding options. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 1997 Plan.

    AMENDMENT OR TERMINATION. No Award may be made under the 1997 Plan after February 25, 2007, but Awards previously granted may remain exercisable after that date. The Board of Directors may at any time amend, suspend or terminate the 1997 Plan, except that after the date of such amendment no Award that is intended to comply with Section 162(m) of the Code shall become exercisable, realizable or vested unless and until such amendment shall have been approved by the Company's stockholders.

    The 1997 Plan is not qualified under Section 401(a) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

    See APPENDIX C to this Proxy Statement for a discussion of the material U.S. federal income tax consequences of the 1997 Plan.

BOARD RECOMMENDATION

    The Board of Directors believes that the approval of the amendment of the 1997 Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Audit Committee has selected the firm of PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants for the current fiscal year. PwC has served as the Company's independent accountants since 1992. Although stockholder ratification of the selection of PwC is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Company will reconsider the selection of PwC.

    Representatives of PwC are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

    Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal office in Tewksbury, Massachusetts not later than December 25, 2000 in order to be included in the Company's proxy statement for that meeting.

    In addition, the Company's by-laws require all stockholder proposals to be timely submitted in advance to the Company at the above address (other than proposals submitted for inclusion in the Company's proxy statement and form of proxy card, which are addressed above). To be timely, the notice must be received by the Company no later than March 24, 2001 or 60 days before the date of the 2001 annual meeting, whichever is later. The Company has not yet set a date for the 2001 Meeting. However, if the 2001 annual meeting is held on June 7, 2001 (the anniversary of the 2000 Annual Meeting), the deadline for delivery of the notice is expected to be April 8, 2001.

                                          By Order of the Board of Directors,

                                          ETHAN E. JACKS
                                          SECRETARY

April 27, 2000

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND, STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                   APPENDIX A

                        FEDERAL INCOME TAX CONSEQUENCES
                    OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the 1996 Plan and with respect to the sale of Common Stock acquired under the 1996 Plan.

    TAX CONSEQUENCES TO PARTICIPANTS. In general, a participant will not recognize taxable income upon enrolling in the 1996 Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the 1996 Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

    If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

    (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

    (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

    Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

    If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

    TAX CONSEQUENCES TO THE COMPANY. The offering of Common Stock under the 1996 Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 1996 Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of
Section 162(m) of the Code.

                                   APPENDIX B

                        FEDERAL INCOME TAX CONSEQUENCES
                     OF THE 1993 DIRECTOR STOCK OPTION PLAN

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Director Plan and with respect to the sale of Common Stock acquired under the Director Plan. It assumes that any options received in lieu of annual retainer or meeting fees are received pursuant to the election procedures set forth in the Director Plan.

    TAX CONSEQUENCES TO PARTICIPANTS. A participant will not recognize taxable income upon the grant of an option under the Director Plan. Nevertheless, a participant generally will recognize ordinary compensation income upon the exercise of such option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

    A participant will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Option Stock for more than one year before the date of the sale and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

    TAX CONSEQUENCES TO THE COMPANY. The grant of an option under the Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Director Plan.

                                   APPENDIX C

                        FEDERAL INCOME TAX CONSEQUENCES
                        OF THE 1997 STOCK INCENTIVE PLAN

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1997 Plan, and with respect to the sale of Common Stock acquired thereunder.

    INCENTIVE STOCK OPTIONS. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of the sale.

    If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of the sale.

    NON-STATUTORY OPTIONS. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory option. However, a participant generally will recognize ordinary compensation income upon the exercise of a non-statutory option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "NSO Stock") on the Exercise Date over the exercise price.

    A participant will have a tax basis for any NSO Stock equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

    RESTRICTED STOCK. A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes an election under
Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

    Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the award is granted if a Section 83(b) Election is made.

    OTHER STOCK-BASED AWARDS. The tax consequences associated with any other stock-based award granted under the 1997 Plan will vary depending on the specific terms of such award, including, whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, the applicable holding period and the participant's tax basis.

    TAX CONSEQUENCES TO THE COMPANY. The grant of an Award under the 1997 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the 1997 Plan nor the sale of any Common Stock acquired under the 1997 Plan, will have any tax consequences to the Company. However, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant under the 1997 Plan, including as a result of the exercise of a non-statutory stock option, a Disqualifying Disposition or a
Section 83(b) Election. Any such deduction will be subject to the limitations of
Section 162(m) of the Code.

                                   APPENDIX D
                             AVID TECHNOLOGY, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                               February 12, 1996

    The purpose of this Plan is to provide eligible employees of Avid Technology, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"), commencing on August 1, 1996. Two Hundred Thousand (200,000) shares of Common Stock in the aggregate have been approved for this purpose.

    1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

    2. ELIGIBILITY. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

        (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

        (b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

        (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

    No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

    3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each August 1 and February 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

    4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 30 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

    5. DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of ten percent (10%) of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The Board or the Committee may set a minimum payroll deduction requirement.

    No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

    6. DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

    7. INTEREST. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

    8. WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated thereunder may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

    9. PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing six percent (6%) of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

    The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in

THE WALL STREET JOURNAL. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

    Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

    Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

    10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

    11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

    12. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

    13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

    14. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

    15. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

    16. MERGER. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation

("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

    In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

    17. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or
Section 423 of the Code.

    18. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

    19. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

    20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law. The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

    21. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

    22. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

    23. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on February 12, 1996 subject to approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                                          Adopted by the Board of Directors
                                          on February 12, 1996

                                          Approved by the stockholders on
                                          June 5, 1996

                             AVID TECHNOLOGY, INC.
                 AMENDMENT OF 1996 EMPLOYEE STOCK PURCHASE PLAN

              Adopted by the Board of Directors, December 4, 1997
              Approved by the Company's stockholders, May 19, 1998

    Pursuant to Section 18 of the 1996 Employee Stock Purchase Plan (the "Plan") of Avid Technology, Inc. (the "Company"), the Plan is hereby amended as follows:

    1. Resolved: Section 12(a) of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan to 700,000.

                                   APPENDIX E

                             AVID TECHNOLOGY, INC.
                  1993 DIRECTOR STOCK OPTION PLAN, AS AMENDED

    1.  PURPOSE

    The purpose of this 1993 Director Stock Option Plan (the "Plan") of Avid Technology, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

    2.  ADMINISTRATION

    The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

    3.  PARTICIPATION IN THE PLAN

    Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

    4.  STOCK SUBJECT TO THE PLAN

    (a) The maximum number of shares which may be issued under the Plan shall be 220,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan. All share amounts set forth in this Plan reflect the 2-for-3 stock split approved by the Board of Directors on January 27, 1993.

    (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

    (c) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date as it may be amended from time to time (the "Code").

    5.  TERMS, CONDITIONS AND FORM OF OPTIONS

    Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

    (a)  OPTION GRANT DATES.

        (i) Upon the initial election of any eligible director as a director of the Company, the Company shall grant to such director an option to purchase 5,000 shares of Common Stock (the "Initial Option").

        (ii) On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director who has served on the Board of Directors for a minimum of six months an option to purchase 3,000 shares of Common Stock (the "Annual Option").

    (b) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or
(ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

    (c) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

    (d) EXERCISE PERIOD. Each Initial Option shall become exercisable over a four year period on a cumulative basis as to one-fourth of the shares subject to the option on the first anniversary of the date of grant, with the remainder becoming exercisable in twelve equal quarterly increments beginning three months after the first anniversary of the date of grant of such option. Each Annual Option shall become exercisable 12 months after the date of grant of such option (or, if earlier, the day prior to the first Annual Meeting of Stockholders of the Company following the date of grant). In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

    (e) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

    6.  ASSIGNMENTS

    The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

    7.  EFFECTIVE DATE

    The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

    8.  LIMITATION OF RIGHTS

    (a) NO RIGHT TO CONTINUE AS A DIRECTORS. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

    (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

    9.  CHANGES IN COMMON STOCK

    If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares served for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and
(iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

    10.  CHANGE IN CONTROL

    Notwithstanding any other provisions to the contrary in this Plan, in the event of a Change of Control (as defined below), all options outstanding as of the date such Change in Control occurs shall become exercisable in full, whether or not exercisable in accordance with their terms. A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur:
(i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date this Plan is adopted, constitute the Board of Directors of the Company (as of the date thereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date thereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;
(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    11.  AMENDMENT OF THE PLAN

    The Board of Directors may suspend or discontinue the Plan or review or amend it in any aspect whatsoever; provided, however, that without approval of the stockholders of the Company not revisions or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to the participants under the Plan. The Plan may not be amended more than once in any six-month period.

    12.  NOTICE.

    Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

    13.  GOVERNING LAW

    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.

                                          Adopted by the Board of Directors
                                          on January 27, 1993

                                          Approved by the Stockholders on
                                          January 29, 1993

                             AVID TECHNOLOGY, INC.
                  AMENDMENT OF 1993 DIRECTOR STOCK OPTION PLAN

               Adopted by the Board of Directors, April 12, 1996
              Approved by the Company's stockholders, June 5, 1996

    Pursuant to Section 11 of the 1993 Director Stock Option Plan (the "Plan") of Avid Technology, Inc. (the "Company"), the Plan is hereby amended as follows:

    1. Resolved: Section 4(a) of the Plan be and hereby is amended by increasing the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan to 220,000.

                             AVID TECHNOLOGY, INC.
                  AMENDMENT OF 1993 DIRECTOR STOCK OPTION PLAN
               Adopted by the Board of Directors, March 31, 1999
              Approved by the Company's stockholders, June 2, 1999

    Pursuant to Section 11 of the 1993 Director Stock Option Plan (the "Plan") of Avid Technology, Inc. (the "Company"), the Plan is hereby amended to delete
Section 5 in its entirety and replace it with the following:

    5.  TERMS, CONDITIONS AND FORM OF OPTIONS

    Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

    (a)  INITIAL AND ANNUAL OPTIONS

        (i) Upon the initial election of any eligible director as a director of the Company, the Company shall grant to such director an option to purchase 10,000 shares of Common Stock (the "Initial Option").

        (ii) On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director who has served on the Board of Directors for a minimum of six months an option to purchase 10,000 shares of Common Stock (the "Annual Option").

    (b) ELECTIVE OPTIONS. A director may elect to receive one or more options under the Plan (each, an "Elective Option") in lieu of receiving all or part of the annual retainer fee and/or meeting fees otherwise payable to the director for services to the Company. Elective Options shall be subject to the following terms:

        (i) Subject to clause (ii) below, the election to receive an Elective Option in lieu of all or part of any annual retainer fee and/or meeting fee must be irrevocably made before the beginning of the taxable year in which such fee(s) would otherwise be payable, as evidenced by written notice to the Board at the time of the election (each, an "Election Notice"). The Election Notice must specify each of the fees, and if applicable, the portion of each, that is to be paid in the form of an Elective Option.

        (ii) Notwithstanding the foregoing, (a) an election to receive an Elective Option in lieu of any fees payable in 1999 may only be made with respect to fees payable after June 2, 1999 and must be made, and evidenced by an Election Notice delivered, by July 2, 1999 and (b) an election by a non-employee director, who first becomes eligible to participate in the Plan after June 2, 1999, to receive Elective Option(s) for any fee(s) otherwise payable in the remainder of the taxable year in which the director first became eligible to participate in the Plan must be made, and evidenced by an Election Notice delivered, within 30 days after the date such director first became eligible.

        (iii) Each Elective Option in lieu of all or part of an annual retainer fee shall be granted on the tenth business day after the date of the annual meeting of stockholders. Each Elective Option in lieu of all or part of a meeting fee shall be granted on the tenth business day after the date of the meeting.

        (iv) The number of shares purchasable under each Elective Option shall equal the quotient of (a) the fee, or part thereof, in lieu of which the Elective Option is granted, divided by (b) the exercise price thereof as describe in (c) below.

    (c)  OPTION EXERCISE PRICES

        (i) The option exercise price per share for each Initial Option and each Annual Option granted under the Plan shall equal the Fair Value of the Common Stock. The "Fair Value" of the Common Stock means, as of the date of grant, (i) the last reported closing sale price of the Company's Common Stock on the Nasdaq National Market (or, if the Common Stock is traded on a nationally recognized securities exchange, the last reported closing sale price of the Common Stock on such exchange) or (ii) if the Common Stock is not traded on Nasdaq or an exchange, the fair market value per share as determined by the Board of Directors.

        (ii) The option exercise price per share for each Elective Option granted under the Plan shall equal one-half of the Fair Value.

    (d) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

    (e) EXERCISE PERIOD. Each Initial Option and each Annual Option shall become exercisable in such amounts and at such times as designated by the Board at the time of grant. Each Elective Option shall be exercisable in full on the date of grant. All options granted under the Plan shall expire six years after the date grant. If an optionee ceases to serve as a director, each option granted under the Plan may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service.

    (f) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

                                   APPENDIX F

                             AVID TECHNOLOGY, INC.
                           1997 STOCK INCENTIVE PLAN

1.  PURPOSE

    The purpose of this 1997 Stock Incentive Plan (the "Plan") of Avid Technology, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Avid Technology, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.  ELIGIBILITY

    All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.  ADMINISTRATION, DELEGATION

    (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

    (b) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

    (c) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.  STOCK AVAILABLE FOR AWARDS

    (a) NUMBER OF SHARES. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 1,000,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

    (b) PER-PARTICIPANT LIMIT Subject to adjustment under Section 4(c), for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares with respect to which an Award may be granted to any Participant under the Plan shall be 300,000 per calendar year. The Per-Participant limit described in this
Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

    (c) ADJUSTMENT TO COMMON STOCK. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(l) also applies to any event, Section 8(e)(l) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.  STOCK OPTIONS

    (a) GENERAL The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

    (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of
Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

    (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

    (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

    (e) EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

    (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

        (1)  in cash or by check, payable to the order of the Company;

        (2) except as the Board may otherwise provide in an Option, delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

        (3) to the extent permitted by the Board and explicitly provided in the Option (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or
    (iii) by payment of such other lawful consideration as the Board may determine; or

        (4)  any combination of the above permitted forms of payment.

6.  RESTRICTED STOCK

    (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award"). The Company may issue Restricted Stock Awards for up to a maximum of 500,000 shares of Common Stock under this Plan (as adjusted pursuant to Section 4(c) and net of any Restricted Stock Awards forfeited under this Plan).

    (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.  OTHER STOCK-BASED AWARDS

    The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.  GENERAL PROVISIONS APPLICABLE TO AWARDS

    (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

    (b) DOCUMENTATION. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

    (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each type of Award may be made alone in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

    (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

    (e)  ACQUISITION EVENTS

        (1) CONSEQUENCES OF ACQUISITION EVENTS. Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Awards:
    (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code; (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified date (the "Acceleration Date") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event; (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; (iv) provide that all Restricted Stock Awards then outstanding shall become free of all restrictions prior to the consummation of the Acquisition Event; and (v) provide that any other stock-based Awards outstanding (A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B), if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

        An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or
    (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

        (2) ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

    (f) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

    (g) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

    (h) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

    (i) ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.  MISCELLANEOUS

    (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

    (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

    (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated as subject to Section 162(m) by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of
(i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

    (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

    (e) STOCKHOLDER APPROVAL For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

    (f) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                             AVID TECHNOLOGY, INC.
                     AMENDMENT OF 1997 STOCK INCENTIVE PLAN

               Adopted by the Board of Directors, March 27, 1998
              Approved by the Company's stockholders, May 19, 1998

    Pursuant to Section 9(d) of the 1997 Stock Incentive Plan (the "Plan") of Avid Technology, Inc. (the "Company"), the Plan is hereby amended as set forth below. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Plan.

    1. Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

           "(a) NUMBER OF SHARES. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 1,500,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

    2. Section 6(a) of the Plan is hereby deleted in its entirety and replaced with the following:

           "(a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award"). The Company may issue Restricted Stock Awards for up to a maximum of 750,000 shares of Common Stock under this Plan (as adjusted pursuant to Section 4(c) and net of any Restricted Stock Awards forfeited under this Plan)."

This amendment shall be effective as of the date of its approval by the Board of Directors of the Company, subject to stockholder approval.

                             AVID TECHNOLOGY, INC.
                     AMENDMENT OF 1997 STOCK INCENTIVE PLAN

              Adopted by the Board of Directors, December 9, 1998
              Approved by the Company's stockholders, June 2, 1999

    Pursuant to Section 9(d) of the 1997 Stock Incentive Plan (the "Plan") of Avid Technology, Inc. (the "Company"), the Plan is hereby amended as set forth below. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Plan.

    Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

           "(a) NUMBER OF SHARES. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to 2,000,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

    This amendment shall be effective as of the date of its approval by the Board of Directors of the Company, subject to stockholder approval.

                                  DETACH HERE

                                     PROXY

                             AVID TECHNOLOGY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

    The undersigned, having received notice of the meeting and the accompanying proxy statement, and revoking all prior proxies, hereby appoints
Messrs. David A. Krall, William L. Flaherty and Ethan E. Jacks, and each of them individually, with full power of substitution, as proxies to represent and vote all shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Avid Technology, Inc. to be held at BankBoston, 100 Federal Street, Boston, Massachusetts, on Wednesday, June 7, 2000, at 10:00 a.m., and at any adjournment thereof, with respect to the following matters set forth on the reverse side.

     SEE REVERSE                                                                         SEE REVERSE
         SIDE                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE                   SIDE

                                  DETACH HERE

         PLEASE MARK
   X     VOTES AS IN
         THIS EXAMPLE.

1.          To elect the two nominees listed below to serve as Class I
            Directors for a term of three years.
            NOMINEES: (01) Mr. Charles T. Brumback and
                      (02) Ms. Nancy Hawthorne
            FOR ALL   / /     / /   WITHHELD   MARK HERE IF YOU PLAN   / /
            NOMINEES                FROM ALL   TO ATTEND THE MEETING
                                    NOMINEES
            -------------------------------
            FOR ALL NOMINEES EXCEPT AS NOTED
/ /         ABOVE                              MARK HERE FOR ADDRESS   / /
                                               CHANGE AND NOTE BELOW

                                                      FOR      AGAINST    ABSTAIN
2.         To approve an amendment of the             / /        / /        / /
           Company's 1996 Employee Stock Purchase
           Plan.
3.         To approve an amendment of the             / /        / /        / /
           Company's 1993 Director Stock Option
           Plan.
4.         To approve an amendment of the             / /        / /        / /
           Company's 1997 Stock Incentive Plan.
5.         To ratify the selection of Price-          / /        / /        / /
           waterhouseCoopers LLP as independent
           accountants of the Company.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned, if no direction is given, this proxy will be voted FOR Proposals 1 through 5.

Please sign and return immediately.

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature: _______________ Date: _______ Signature: ______________ Date: _______